UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472
(Address of principal executive offices) (Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 23, 2021, the Board of Directors (the “Board”) of Selecta Biosciences, Inc. (the “Company”) appointed Nishan de Silva, M.D., M.B.A. as a Class III director, and expanded the size of the Board to nine directors. Dr. de Silva has been appointed to serve until the Company’s annual meeting of stockholders to be held in 2022 and until his successor is duly elected and qualified or his earlier death, disqualification, resignation or removal.

Dr. de Silva, age 48, has served as Chief Executive Officer of AFYX Therapeutics, a private biotechnology company since April 2018, and has served as a director at AFYX Therapeutics since May 2020. Previously, Dr. de Silva served as President, Chief Operating Officer, and director of Poseida Therapeutics, a private gene therapy-focused biopharmaceutical company, from June 2015 to March 2018. Dr. de Silva also previously served as Vice President, Finance and Strategy, and Chief Financial Officer at Ligand Pharmaceuticals. Dr. de Silva graduated Summa Cum Laude with a Bachelor of Arts degree in Biology from Harvard University, and received his M.D. degree from the University of Pennsylvania School of Medicine, as well as an M.B.A. degree from The Wharton School of the University of Pennsylvania.

Dr. de Silva is eligible to participate in the Company’s Non-Employee Director Compensation Plan, which provides for an annual retainer of $40,000 for his Board service, and an initial award of options to purchase 80,000 shares of the Company’s common stock (the “Initial Award”). The Initial Award has an exercise price equal to $4.57 per share, the fair market value of a share of the Company’s common stock on the date of grant, and will vest and become exercisable in 36 substantially equal monthly installments following the date of grant, subject to Dr. de Silva’s continued service on the Board through each such vesting date. Dr. de Silva has also entered into the Company’s standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: June 24, 2021	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer